As filed with the Securities and Exchange Commission on January 4, 2001

                                       Registration No. 333-48966

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              ------------------
                         POST-EFFECTIVE AMENDMENT NO. 3
                                       ON
                              FORM S-8 TO FORM F-4

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                              ------------------

                                VIVENDI UNIVERSAL
             (Exact name of registrant as specified in its charter)
                 FRANCE                                   NONE
      (State or other jurisdiction                  (I.R.S. Employer
   of incorporation or organization)               Identification No.)
    42, AVENUE DE FRIEDLAND, 75380 PARIS CEDEX 08 FRANCE, 33 (1) 71 71 10 00
                    (Address of Principal Executive Offices)
                               ------------------
    POLYGRAM HOLDING, INC. DEFERRED SAVINGS AND INVESTMENT PLAN FOR EMPLOYEES
                  THE SEAGRAM 401(K) PLAN - UNIVERSAL EMPLOYEES
                     THE SEAGRAM 401(K) PLAN -UNI EMPLOYEES
                   THE SEAGRAM 401(K) PLAN - SPENCER EMPLOYEES
                             THE SEAGRAM 401(K) PLAN
    RETIREMENT, SAVINGS AND INVESTMENT PLAN FOR UNION EMPLOYEES OF JOSEPH E.
                       SEAGRAM & SONS, INC. AND AFFILIATES
                1983 STOCK APPRECIATION RIGHT AND STOCK UNIT PLAN
                 THE SEAGRAM COMPANY LTD. 1988 STOCK OPTION PLAN
                 THE SEAGRAM COMPANY LTD. 1992 STOCK OPTION PLAN
               THE SEAGRAM COMPANY LTD. 1996 STOCK INCENTIVE PLAN
         THE SEAGRAM COMPANY LTD. STOCK PLAN FOR NON-EMPLOYEE DIRECTORS
                           MCA INC. INCENTIVE PROGRAM

                            (FULL TITLE OF THE PLANS)
                               ------------------

                                  MICHEL AVENAS
                              VIVENDI NORTH AMERICA
                                800 THIRD AVENUE
                            NEW YORK, NEW YORK 10022
                                 (212) 702-3184

     (Name, address and telephone number, including area code, of agent for service)
                               ------------------

                 COPIES TO:                            JEAN-FRANCOIS PRAT
                DAVID A. KATZ                             BREDIN PRAT
       WACHTELL, LIPTON, ROSEN & KATZ          130, RUE DU FAUBOURG SAINT-HONORE
             51 WEST 52ND STREET                        PARIS, 75008 PARIS
          NEW YORK, NEW YORK 10019                       33(1) 44 35 35 35
               (212) 403-1000

================================================================================

                                EXPLANATORY NOTE

      Vivendi Universal is filing this Post-Effective Amendment No. 3 on Form S-8 to its Registration No. 333-49866 (the "Registration Statement") to update the cross references contained in Item 3(b) and Item 8 of Post-Effective Amendment No. 2 to the Registration Statement, each of which is restated below in its entirety.

                                     PART I

              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT
              --------------------------------------------------

ITEM 3.           INCORPORATION OF DOCUMENTS BY REFERENCE.

      (b) the description of the Vivendi Universal's ordinary shares and American Depositary Shares contained in the registration statement on Form 8-A (Registration No. 1-16301, filed by the registrant with the Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act") on December 29, 2000 (the "Form 8-A")

ITEM 8.     EXHIBITS.

      Unless otherwise indicated below as being incorporated by reference to another filing of Vivendi Universal with the Commission, each of the following is filed herewith:

  EXHIBIT
  NUMBER                                DESCRIPTION
----------  --------------------------------------------------------------------
    4.1 Vivendi Universal Restated Corporate STATUTS (unofficial English translation) (previously filed as an Exhibit to Vivendi Universal's Registration Statement on Form 8-A filed on December 29, 2000 (Registration No. 1-16301) and incorporated herein by reference)
    4.2 Deposit Agreement dated as of April 19, 1995, as amended and restated as of September 11, 2000, as further amended and restated as of December 8, 2000 among Vivendi Universal, The Bank of New York, and all Owners and Beneficial Owners from time to time of American Depositary Receipts issued hereunder (previously filed as an Exhibit to Vivendi Universal's Registration Statement on Form
            8-A filed on December 29, 2000 (Registration No. 1-16301) and incorporated herein by reference)

    5.1 Opinion, dated December 8, 2000, of Jean-Francois Dubos with respect to the validity of the securities being offered*
   23.1 Consent of RSM Salustro Reydel and Barbier Frinault & Cie, a member firm of Arthur Andersen*
   23.2     Consent of RSM Salustro Reydel*
   23.3 Consent of RSM Salustro Reydel and Barbier Frinault & Cie, a member firm of Arthur Andersen*
   23.4     Consent of PricewaterhouseCoopers LLP*
   23.5     Consent of Gutierrez & Co., independent accountants*
   23.6 Consent of Gilbert Klajnman (included in the opinion filed as exhibit 5.1)

   24.1     Powers of Attorney*


*     Previously filed pursuant to this registration statement.

                                   SIGNATURES
                                   ----------

      Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this post-effective amendment on Form S-8 to Form F-4 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Paris, France, on this fourth day of January of 2001.

                                    VIVENDI UNIVERSAL



                                    By:     /s/  Jean-Francois Dubos
                                        ----------------------------------------
                                          Name:  Jean-Francois Dubos
                                          Title: General Counsel Chief
                                                 Officer


      Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement or amendment thereto has been signed by the following persons in the capacities held on this fourth day of January of 2001.

                SIGNATURE                        TITLE
        ------------------------------  ------------------------------

            * Director and Principal Executive ------------------------------ Officer
        Jean-Marie Messier


           *                            Principal Financial and Principal
        -----------------------------   Accounting Officer
        Guillaume Hannezo


          *                             Director
        -----------------------------
        Eric Licoys


          *                             Director
        -----------------------------
        Bernard Arnault


          *                             Director
        -----------------------------
        Jean-Louis Beffa


          *                             Director
        -----------------------------
        Jean-Marc Espalioux


          *                             Director
        -----------------------------
        Jacques Friedmann

                SIGNATURE                        TITLE
        ------------------------------  ------------------------------

          *                             Director
        ------------------------------
        Henri Lachmann


          *                             Director
        ------------------------------
        Serge Tchuruk


          *                             Director
        ------------------------------
        Marc Vienot


          *                             Director
        ------------------------------
        Edgar Bronfman, Jr.


          *                             Director
        ------------------------------
        Pierre Lescure


          * Authorized Representative in the ------------------------------ United States
        Michel Avenas



By:   /s/  Jean-Francois Dubos
-------------------------------
Jean-Francois Dubos
Attorney-in-Fact

      Pursuant to the requirements of the Securities Act of 1933, the trustees or other persons who administer the Polygram Holding Inc. Deferred Savings and Investment Plan for Employees have duly caused this post-effective Amendment on Form S-8 to Form F-4 to be signed on its behalf by the undersigned thereunto duly authorized, in the city of New York, State of New York, on this fourth day of January of 2001.

                                    POLYGRAM HOLDING, INC. DEFERRED SAVINGS
                                    AND INVESTMENT PLAN FOR EMPLOYEES


                                    By:     /s/  Kelly DeMasi
                                          ------------------------------------
                                          Name:  Kelly DeMasi
                                          Title: Member of Administrative
                                                 Committee



                                    By:     /s/  Eric Scoones
                                          ------------------------------------
                                          Name:  Eric Scoones
                                          Title: Member of Administrative
                                                 Committee



                                    By:     /s/  Andrew Loyst
                                          ------------------------------------
                                          Name:  Andrew Loyst
                                          Title: Member of Administrative
                                                 Committee



                                    By:     /s/  Lisa Smith
                                          ------------------------------------
                                          Name:  Lisa Smith
                                          Title: Member of Administrative
                                                 Committee

      Pursuant to the requirements of the Securities Act of 1933, the trustees or other persons who administer The Seagram 401(k) Plan-Universal Employees, The Seagram 401(k) Plan UNI Employees, The Seagram 401(k) Plan-Spencer Employees, The Seagram 401(k) Plan and the Retirement, Savings and Investment Plan for Union Employees of Joseph E. Seagram and Sons, Inc. and Affiliates have duly caused this post-effective Amendment on Form S-8 to Form F-4 to be signed on its behalf by the undersigned thereunto duly authorized, in the city of New York, State of New York, on this fourth day of January of 2001.

                                    THE SEAGRAM 401(K) PLAN - UNIVERSAL
                                    EMPLOYEES



                                    By:     /s/  John D. Borgia
                                          ------------------------------------
                                          Name:  John D. Borgia
                                          Title: Member of Investment
                                                 Committee


                                    THE SEAGRAM 401(K) PLAN - UNI EMPLOYEES



                                    By:     /s/  John D. Borgia
                                          ------------------------------------
                                          Name:  John D. Borgia
                                          Title: Member of Investment
                                                 Committee


                                    THE SEAGRAM 401 (K) PLAN - SPENCER
                                    EMPLOYEES



                                    By:     /s/  John D. Borgia
                                          ------------------------------------
                                          Name:  John D. Borgia
                                          Title: Member of Investment
                                                 Committee


                                    THE SEAGRAM 401(K) PLAN



                                    By:     /s/  John D. Borgia
                                          ------------------------------------
                                          Name:  John D. Borgia
                                          Title: Member of Investment
                                                 Committee


                                    RETIREMENT, SAVINGS AND INVESTMENT PLAN
                                    FOR UNION EMPLOYEES OF JOSEPH E. SEAGRAM
                                    AND SONS, INC. AND AFFILIATES

                                    By:     /s/  John D. Borgia
                                          ------------------------------------
                                          Name:  John D. Borgia
                                          Title: Member of Investment
                                                 Committee

      Unless otherwise indicated below as being incorporated by reference to another filing of Vivendi Universal with the Commission, each of the following is filed herewith:

  EXHIBIT
  NUMBER                                DESCRIPTION
----------  --------------------------------------------------------------------
    4.1 Vivendi Universal Restated Corporate STATUTS (unofficial English translation) (previously filed as an Exhibit to Vivendi Universal's Registration Statement on Form 8-A filed on December 29, 2000 (Registration No. 1-16301) and incorporated herein by reference)
    4.2 Deposit Agreement dated as of April 19, 1995, as amended and restated as of September 11, 2000, as further amended and restated as of December 8, 2000 among Vivendi Universal, The Bank of New York, and all Owners and Beneficial Owners from time to time of American Depositary Receipts issued hereunder (previously filed as an Exhibit to Vivendi Universal's Registration Statement on Form 8-A filed on December 29, 2000 (Registration No. 1-16301) and incorporated herein by reference)
    5.1 Opinion, dated December 8, 2000, of Jean-Francois Dubos with respect to the validity of the securities being offered*
   23.1 Consent of RSM Salustro Reydel and Barbier Frinault & Cie, a member firm of Arthur Andersen*
   23.2     Consent of RSM Salustro Reydel*
   23.3 Consent of RSM Salustro Reydel and Barbier Frinault & Cie, a member firm of Arthur Andersen*
   23.4     Consent of PricewaterhouseCoopers LLP*
   23.5     Consent of Gutierrez & Co., independent accountants*
   23.6 Consent of Gilbert Klajnman (included in the opinion filed as exhibit 5.1)
   24.1     Powers of Attorney*
*    Previously filed pursuant to this registration statement.